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                                                                   EXHIBIT 10.37


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

                                DOUGLAS P. FIELDS


           THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "First Amendment") is made effective as of the 1st day of November 1999, by EAGLE SUPPLY, INC., a Florida corporation, EAGLE SUPPLY GROUP, INC., a Delaware corporation, and DOUGLAS P. FIELDS, an individual resident in Greenwich, Connecticut (the "Executive"), amending that certain Employment Agreement among the parties dated March 17, 1999 (the "Agreement").

           1. Section 1 of the Agreement is amended in its entirety to read as follows:

                     1. TERM. Subject to and conditioned upon TDA's and PSC's acknowledgement, approval and consent to Executive's entering into this Agreement and TDA's and PSC's acknowledgement that this Agreement shall not be deemed to be a violation of any of the terms and conditions of Executive's agreements with TDA and PSC, the term of this Agreement shall commence on the consummation of the Acquisitions and terminate on June 30, 2004, subject to earlier termination as provided herein or unless extended by mutual consent of the parties.

           2. Except for this First Amendment, the Agreement remains unchanged, and is in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

                                EAGLE SUPPLY, INC.


                            By:  /s/ FREDERICK M. FRIEDMAN
                                -----------------------------------------------
                                Frederick M. Friedman, Executive Vice President


                                      -19-
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                                EAGLE SUPPLY GROUP, INC.


                            By: /s/ FREDERICK M. FRIEDMAN
                                -----------------------------------------------
                                Frederick M. Friedman, Executive Vice President


                            By: /s/ DOUGLAS P. FIELDS
                                -----------------------------------------------
                                Douglas P. Fields, Executive


                                ACKNOWLEDGED, CONSENTED TO
                                AND APPROVED:


                                TDA INDUSTRIES, INC.


                            By: /s/ FREDERICK M. FRIEDMAN
                                -----------------------------------------------
                                Frederick M. Friedman, Executive Vice President


                                PEMBERTON SERVICES CORP.


                            By: /s/ FREDERICK M. FRIEDMAN
                                -----------------------------------------------
                                Frederick M. Friedman, Executive Vice President


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